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                                                                   Exhibit 10(a)

                                 AMENDMENT NO. 8
                                     TO THE
                                TRANSMATION, INC.
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                           EFFECTIVE FEBRUARY 8, 2001


         WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated 1993 Stock Option Plan, as heretofore amended (the "Plan"); and

         WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 19 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

         NOW, THEREFORE, the Plan is hereby amended, effective February 8, 2001, as follows:

               1. Section 8(b)(vii) of the Plan is hereby renumbered to be
Section 8(b)(viii) of the Plan (with the substance of said Section 8(b)(viii), as so renumbered, being unchanged and unaffected by this Amendment and continuing in full force and effect).

               2. A new Section 8(b)(vii) is hereby added to Section "8. TERM OF OPTIONS; EXERCISABILITY." of the Plan, to provide in its entirety as follows (with the remainder of said Section 8 being unchanged and unaffected by the amendment set forth in this Paragraph 2 and continuing in full force and effect):

                             "(vii) Each Option, if any, granted during the 2001
               calendar year shall vest and become exercisable as follows:

                                    "(A) 25 percent of the Option shall first
                             become exercisable on the date, if any, after the Grant Date on which Fair Market Value shall have equaled or exceeded $3.50 per share for any 20 of 30 consecutive trading days;

                                    "(B) an additional 25 percent of the Option
                             shall first become exercisable on the date, if any, after January 1, 2002 on which Fair Market Value shall have equaled or exceeded $6.00 per share for any 20 of 30 consecutive trading days;

                                    "(C) an additional 25 percent of the Option
                             shall first become exercisable on the date, if any, after January 1, 2003 on which Fair Market Value shall have equaled or exceeded $9.00 per share for any 20 of 30 consecutive trading days; and


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                                    "(D) the balance of the Option shall first
                             become exercisable on the date, if any, after January 1, 2004 on which Fair Market Value shall have equaled or exceeded $13.50 per share for any 20 of 30 consecutive trading days."

               3. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


         THIS AMENDMENT NO. 8 TO THE TRANSMATION, INC. AMENDED AND RESTATED 1993 STOCK OPTION PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON FEBRUARY 8, 2001.


                                           /S/ PETER J. ADAMSKI
                                           -------------------------------------
                                           PETER J. ADAMSKI, SECRETARY


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